UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 8, 2021
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

TX	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
11 Greenway Plaza, Suite 2400, Houston, TX 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest, $.01 par value	CPT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On March 8, 2021, Camden Property Trust, a Texas real estate investment trust (the “Company”), Camden Summit Partnership, L.P., a Delaware partnership (the “Partnership”), and Camden Summit Inc., a Delaware corporation, a wholly-owned subsidiary of the Company and the general partner of the Partnership (“General Partner”), entered into an agreement (the “Agreement”) with certain holders of common units of limited partnership interest in the Partnership (each, a “Unitholder”), including William F. Paulsen, who is a member of the Board of Trust Managers of the Company. Pursuant to the Agreement each Unitholder (a) elected not to renew the indemnity set forth in the Agreement, dated as of September 14, 2018, among each Unitholder, the Company, the Partnership and General Partner (the “Prior Agreement”) and (b) except for the extension of the period of time during which certain tax liabilities of the Unitholders are subject to protection by the Partnership (the “Protection Period”) set forth in the Agreement, no Unitholder has the right to extend the Protection Period under the Prior Agreement or the Tax, Asset and Income Support Agreement, dated as of February 28, 2005 among the Unitholders and the Partnership (the “Tax Protection Agreement”).
The descriptions herein of the Agreement, the Prior Agreement and the Tax Protection Agreement are qualified in their entirety, and the terms therein are incorporated herein, by reference to the Agreement, the Prior Agreement and the Tax Protection Agreement filed as Exhibits 99.1, 99.2 and 99.3 hereto, respectively.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Title

99.1	Agreement, dated as of March 8, 2021 among William F. Paulsen, the 2014 Amended and Restated William B. McGuire Jr. Revocable Trust, 2012 DE CPT LLC, WBM CPT 2020 LLC, David F. Tufaro, Camden Property Trust, Camden Summit, Inc. and Camden Summit Partnership, L.P.

99.2	Agreement, dated as of September 14, 2018, among William F. Paulsen, the 2014 Amended and Restated William B. McGuire Junior Revocable Trust, David F. Tufaro, McGuire Family DE 2012 LP, William B. McGuire, Jr., Susanne H. McGuire, Camden Property Trust, Camden Summit, Inc. and Camden Summit Partnership, L.P. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Camden Property Trust filed on September 17, 2018 (File No. 001-12110)).

99.3
Form of Tax, Asset and Income Support Agreement among Camden Property Trust, Camden Summit, Inc., Camden Summit Partnership, L.P. and each of the limited partners who has executed a signature page thereto (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-4 of Camden Property Trust filed on November 24, 2004 (Registration No. 333-120733)).

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2021		CAMDEN PROPERTY TRUST

	By:	/s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President — Chief Accounting Officer